UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 8, 2013

TRIANGLE PETROLEUM CORPORATION

(Exact name of registrant as specified in charter)

Delaware	001-34945	98-0430762
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	file number)	Identification No.)

1200 17th Street, Suite 2600, Denver, CO 80202

(Address of principal executive offices)

Registrant’s telephone number, including area code: (303) 260-7125

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

Stock Purchase Agreement

As previously reported by Triangle Petroleum Corporation (the “Company”) in a Current Report on Form 8-K filed with the Securities and Exchange Commission on March 4, 2013, the Company entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with NGP Triangle Holdings, LLC (“NGP Holdings”) on March 2, 2013.  Pursuant to the Stock Purchase Agreement, the Company agreed to sell to NGP Holdings 9,300,000 shares of common stock of the Company (“Common Stock”) at $6.00 per share.  NGP Holdings currently holds a convertible note with an initial aggregate principal amount of $120,000,000 that it acquired from the Company on July 31, 2012 (the “Convertible Note”).

As permitted under the terms of the Stock Purchase Agreement, on March 7, 2013, NGP Holdings assigned its rights and obligations to purchase the Common Stock under the Stock Purchase Agreement to NGP Natural Resources X, L.P. (“NGP X”) and NGP Natural Resources X Parallel Fund, L.P. (“NGP Parallel”, and together with NGP X, the “Purchasers”), each of which is an affiliate of NGP Holdings.

On March 8, 2013, the Company issued 8,118,407 shares of Common Stock to NGP X and 1,181,593 shares of Common Stock to NGP Parallel for aggregate consideration of $55,800,000 (the “Closing”).

Amendment to Investment Agreement

In connection with the issuance and sale of the Convertible Note in July 2012, the Company entered into an investment agreement (the “Investment Agreement”) by and among the Company, NGP X and NGP Holdings.  In connection with the Closing on March 8, 2013, the Company, on the one hand, and NGP Holdings and the Purchasers (collectively, the “NGP Parties”), on the other, entered into a First Amendment to Investment Agreement (the “Amendment”) that modified the Investment Agreement as follows:

•                  Under the terms of the Investment Agreement, NGP Holdings is entitled to designate one director to the Company’s Board of Directors (the “Board”) until such time as (1) NGP Holdings ceases to hold at least the lesser of (i) 50% of the shares of Common Stock that would have been be issuable to NGP Holdings upon conversion of the Convertible Note on the original issuance date of the Convertible Note (without taking into account any shares of Common Stock acquired by NGP Holdings other than through conversion of the Convertible Note), and (ii) 10% of the then-outstanding shares of Common Stock (without taking into account any shares of Common Stock acquired by NGP Holdings other than through conversion of the Convertible Note and pursuant to its preemptive rights under the Investment Agreement), or (2) NGP Holdings is in material breach of its standstill obligations or anti-hedging covenant (each, a “Termination Event”).  The Amendment modified the definition of Termination Event to provide that the shares of Common Stock issued pursuant to the Stock

Purchase Agreement will be included in calculating whether NGP Holdings holds 10% of the then-outstanding shares of Common Stock.

•                  The Investment Agreement granted NGP Holdings the right to purchase its pro rata share on an as-converted basis of any future equity offerings by the Company until such time as a Termination Event occurs.  The Amendment grants that right to the NGP Parties and provides that in calculating the NGP Parties’ pro rata share, all shares of Common Stock sold pursuant to the Stock Purchase Agreement that are then held by the NGP Parties will be excluded both from the number of shares of Common Stock owned by the NGP Parties and from the number of shares of Common Stock outstanding on the date of determination.

Except for other clarifying amendments, the Investment Agreement was not otherwise be modified.

Amended and Restated Registration Rights Agreement

In connection with the issuance and sale of the Convertible Note, the Company also entered into a Registration Rights Agreement with the NGP Holdings (the “Original Registration Rights Agreement”). In connection with the Closing on March 8, 2013, the Company and the NGP Parties amended and restated the Original Registration Rights Agreement (as so amended and restated, the “Amended and Restated Registration Rights Agreement”) to provide that the shares of Common Stock sold pursuant to the Stock Purchase Agreement are also entitled to registration rights thereunder.  In addition, the Amended and Restated Registration Rights Agreement provides the NGP Parties with two demand registration rights per year and a total of five demand registration rights, as opposed to one demand registration right per year and a total of three demand registration rights under the Original Registration Rights Agreement.

The foregoing summaries of the Amendment and the Amended and Restated Registration Rights Agreement are qualified in their entirety by reference to the Amendment and the Amended and Restated Registration Rights Agreement, copies of which are attached as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Item 3.02                                           Unregistered Sales of Equity Securities.

The information in Item 1.01 above regarding the Closing is incorporated herein by reference.

The shares of Common Stock issued to the Purchasers pursuant to the Stock Purchase Agreement were issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemption from registration set forth in Section 4(2) of the Securities Act.  The shares of Common Stock issued to the Purchasers pursuant to the Stock Purchase Agreement may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements under the Securities Act.

Item 7.01                                           Regulation FD Disclosure.

On March 13, 2013, the Company posted on its corporate website an updated corporate presentation, which contains non-public information. A copy of this presentation is attached hereto as Exhibit 99.1.

The information in Item 7.01 of this Current Report and in Exhibit 99.1 attached hereto is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 7.01 of this Current Report and in Exhibit 99.1 attached hereto shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits

Exhibit 10.1

First Amendment to Investment Agreement, dated March 8, 2013, between Triangle Petroleum Corporation, NGP Triangle Holdings, LLC, NGP Natural Resources X, L.P., and NGP Natural Resources X Parallel Fund, L.P.

Exhibit 10.2

Amended and Restated Registration Rights Agreement, dated March 8, 2013, between Triangle Petroleum Corporation, NGP Triangle Holdings, LLC, NGP Natural Resources X, L.P., and NGP Natural Resources X Parallel Fund, L.P.

Exhibit 99.1	Corporate Presentation, posted on March 13, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 13, 2013	TRIANGLE PETROLEUM CORPORATION

	By:	/s/ Justin Bliffen
Justin Bliffen
Chief Financial Officer

Index to Exhibits

Exhibit
Number	Description

Exhibit 10.1

First Amendment to Investment Agreement, dated March 8, 2013, between Triangle Petroleum Corporation, NGP Triangle Holdings, LLC, NGP Natural Resources X, L.P., and NGP Natural Resources X Parallel Fund, L.P.

Exhibit 10.2

Amended and Restated Registration Rights Agreement, dated March 8, 2013, between Triangle Petroleum Corporation, NGP Triangle Holdings, LLC, NGP Natural Resources X, L.P., and NGP Natural Resources X Parallel Fund, L.P.

Exhibit 99.1	Corporate Presentation, posted on March 13, 2013